UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

Echo Healthcare Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	Number)

8000 Towers Crescent Drive, Suite 1300
Vienna, Virginia, 22182
(Address of principal executive offices)

(703) 448-7688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          ☒  Written communications pursuant to Rule 425 under the Securities Act.

          ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

          ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

          ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01       Other Events.

        Echo Healthcare Acquisition Corporation and XLNT Veterinary Care, Inc. held presentations for investors in connection with a conference presented by Roth Capital Partners on September 5–6, 2007. A copy of the written presentation used at the conference was furnished as Exhibit 99.1 to the Form 8-K filed September 5, 2007. A transcript of the September 6, 2007 webcast presentation is furnished as Exhibit 99.2 to this amendment.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1   Investor Presentation dated September 5, 2007 (previously filed).

Exhibit 99.2   Transcript of September 6, 2007 webcast presentation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO HEALTHCARE ACQUISITION CORP.

By: /s/ Gene E. Burleson
            Gene E. Burleson
            Chief Executive Officer

Date: September 21, 2007